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Scudder Large Company Value Fund

Classes A, B, C and I

Annual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Large Company Value Fund	Nasdaq Symbol	CUSIP Number
Class A	SDVAX	920390-861
Class B	SDVBX	920390-853
Class C	SDVCX	920390-846
Class I	N/A	920390-838

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary July 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Large Company Value Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	-20.49%	-6.41%	.12%	8.97%
Class B(a)	-21.18%	-7.16%	-.69%	8.10%
Class C(a)	-21.14%	-7.13%	-.66%	8.13%
Russell 1000 Value Index+	-17.24%	-5.09%	2.96%	11.49%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/02	$ 19.26	$ 19.16	$ 19.16
7/31/01	$ 26.17	$ 26.15	$ 26.16
Distribution Information: Twelve Months: Income Dividends	$ .10	$ -	$ -
Capital Gains Distributions	$ 1.69	$ 1.69	$ 1.69

Class A Lipper Rankings - Large-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	202	of	352	58

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Large Company Value Fund - Class A -- Russell 1000 Value Index+

Yearly periods ended July 31

Comparative Results (Adjusted for Sales Charge)
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,493	$7,727	$9,481	$22,257
	Average annual total return	-25.07%	-8.24%	-1.06%	8.33%
Class B(c)	Growth of $10,000	$7,662	$7,876	$9,597	$21,790
	Average annual total return	-23.38%	-7.65%	-.82%	8.10%
Class C(c)	Growth of $10,000	$7,886	$8,009	$9,676	$21,850
	Average annual total return	-21.14%	-7.13%	-.66%	8.13%
Russell 1000 Value Index+	Growth of $10,000	$8,276	$8,550	$11,572	$29,666
	Average annual total return	-17.24%	-5.09%	2.96%	11.49%

The growth of $10,000 is cumulative.

b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Large Company Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Value Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-Manager Lois Roman joined the Advisor in 1994 and the fund team in 1995. Ms. Roman began her investment career in 1988.

Co-Manager James Giblin joined the Advisor in 1995 and the fund team in 2002. Mr. Giblin has over 22 years of investment industry experience.

Co-Manager David Hone joined the Advisor in 1996 and the fund team in 2002. Mr. Hone has 14 years of investment industry experience.

In the following Portfolio Management Review, Portfolio Manager Lois Roman discusses market conditions and Scudder Large Company Value Fund's investment strategy during the 12-month period ended July 31, 2002.

Q: Before we discuss fund performance, will you provide an overview of the difficult market that characterized the past year?

A: The markets were extremely tumultuous over the past year due to a confluence of events that battered investor confidence and stocks. At the start of the fund's reporting period - August 1, 2001 - we were in the midst of a recession, and the stock market was struggling. Then the terrorist attacks of September 11 put the markets into what seemed to be a free fall. The Federal Reserve Board responded immediately by significantly lowering interest rates. Their actions, along with early success in the US military initiative, helped stocks rebound temporarily in November and December. But by January, the markets were hit with the news of the Enron collapse. What followed was a downward market spiral caused by allegations of misconduct and accounting issues at many bellwether companies. When WorldCom and Global Crossing were charged with fraud and moved into bankruptcy, investor confidence in corporate America and the stock market was completely shattered. In late July, the market plummeted despite decent earnings reports and some improving economic indicators. All equity asset classes lost considerable ground, however large value stocks weathered the storm mildly better than their growth counterparts.

The fund, like the broad market, lost ground over the past year. Class S shares declined 20.30 percent. The Russell 1000 Value Index, the fund's benchmark, also declined but lost less ground - falling 17.24 percent.The fund, like the broad market, lost ground over the past year. Class A shares (unadjusted for sales charges) declined 20.49 percent. The Russell 1000 Value Index, the fund's benchmark also declined but lost less ground - falling 17.24 percent.

Q: Will you explain the reasons for the fund's relative underperformance?

A: We attribute the underperformance relative to the fund's Russell 1000 Value benchmark to a couple of poorly performing financial stocks and the timing of the fund's reentry into information technology stocks early in the fiscal year.

Providian Financial is a consumer lending and credit card company that we liquidated early in the year. When we purchased Providian, it met all of our investment criteria - and it was trading at a deep discount. Although the company met our investment parameters when we bought it, we later uncovered management and accounting problems that were not evident earlier. When this information surfaced, we immediately liquidated our position because it no longer fit our investment thesis. The stock had declined quickly and the losses from this particular holding hurt performance on a year-over-year basis. Our top-10 position in J.P. Morgan Chase, a large diversified financial stock, was hit hard when WorldCom filed for bankruptcy. J.P. Morgan was one of WorldCom's biggest lenders.

Fund performance was also negatively impacted by the timing of some of our information technology investments. At the start of the period, we had begun to reenter the information technology sector, as we believed that the once sky-high valuations of these types of companies were reaching reasonable levels.

We invested in the firms that we believed had the strongest potential for sustained growth. We added Micron Technology and Advanced Micro Devices to the portfolio. Soon after these purchases, however, information technology stocks, specifically semiconductor stocks, declined dramatically. The fund's semiconductor investments lost a great deal of value, and it seemed as if these stocks would fall even further. We were still bullish on semiconductors in the long run, but we liquidated the fund's positions in them in early autumn to limit further short-term losses for the fund. That caused the fund to miss a strong tech rally that occurred in November and December of last year, which hurt the fund's performance relative to its benchmark.

Q: Which sectors or stocks added to fund performance?

A: Good stock selection within the retail, communications equipment, chemicals and pharmaceutical industries helped performance relative to the benchmark.

Even in these tough economic times, we found some retailers that posted strong sales and continued to gain market share. The fund owned two standout performers - Sherwin-Williams, an operator of specialty paint stores and manufacturer of consumer and industrial paints and related products; and The Limited, a collection of specialty retailers offering women's apparel and personal care products that is best known for its Victoria's Secret brand. Both posted strong gains during the period and added to fund performance. The fund also benefited from its position in Brinker International, a hotel and restaurant chain. We picked this up when it hit lows after September 11. Since then it has rebounded nicely.

Harris Corporation was another strong performer. The company is a communications firm with a commercial segment that produces equipment and application solutions for television, radio and wireless systems. Harris also has a government communications segment, which designs information processing and electronic systems for the defense, air traffic, aerospace and law enforcement markets. Although we hold this stock because we believe its HD-TV capabilities will provide long-term growth, it was its government segment that generated steep gains as investors sought out defense-oriented stocks after the September 11 attacks.

In the materials sector, PPG Industries posted strong performance throughout the year. PPG is a manufacturer of protective and decorative coatings whose primary customers are the auto industry and construction. PPG benefited from strong auto sales and housing through the downturn. We bought the stock when it was out of favor with the investment community at a very inexpensive valuation level that we didn't believe would be sustained.

Finally, good stock selection in large-cap pharmaceutical stocks contributed to relative performance during the year. Our position in Pharmacia posed strong gains as health-care giant Pfizer agreed to buy the company. And Guidant was also helped after second quarter profits rose, beating Wall Street expectations.

Q: Will you explain your stocks-selection process?

A: As value investors, we search the marketplace for undervalued stocks, and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

First, we rely heavily on a proprietary quantitative model developed at Scudder. We define the fund's investment universe as the 1,000 securities in the Russell 1000 Index - a group of 1,000 large-cap stocks. (Large-cap stocks are companies whose outstanding common stock is valued at more than $1 billion.) Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The least expensive 40 percent of those stocks - the four most attractive deciles - are issues we may consider adding to the fund's portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect the company's performance? How may the stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that may increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q: What's your outlook for the markets and Scudder Large Company Value Fund?

A: The past year has been extremely challenging, but downturns never last forever. Throughout all of the turmoil, there have been indicators that the economy is improving. Corporate earnings have also strengthened. We are hopeful that new federal legislation to crack down on corporate fraud and better monitor the accounting industry will help restore investor confidence. While we don't believe the bounce-back will be quick, we do expect the markets to perform much better over the course of the next year. We believe that the fund is structured to take advantage of an improving economy and should perform well in the coming period. But no matter what happens in the market, we'll stick to our strict investment discipline and maintain the fund's large-cap value style, just as we always have. We believe our true style consistency benefits its shareholders, making it simpler to properly diversify their investments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/02	7/31/01

Financials	31%	32%
Consumer Discretionary	13%	12%
Materials	10%	6%
Energy	9%	8%
Telecommunication Services	7%	8%
Consumer Staples	7%	4%
Healthcare	6%	7%
Information Technology	6%	15%
Utilities	5%	2%
Other	6%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (32.1% of Portfolio)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	5.2%
2. Bank of America Corp. Provider of commercial banking services	4.1%
3. Wells Fargo & Co. Provider of various financial services	3.7%
4. Citigroup, Inc. Provider of diversified financial services	3.6%
5. Sherwin-Williams Co. Manufacturer of paint and varnish	3.2%
6. Wachovia Corp. Provider of financial services	2.6%
7. J.P. Morgan Chase & Co. Provider of global financial services	2.6%
8. Pharmacia Corp. Researcher of biotechnology developments	2.4%
9. BellSouth Corp. Provider of telecommunication services	2.4%
10. Hartford Financial Services Group, Inc. Provider of multi-line insurance	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 98.2%
Consumer Discretionary 12.8%
Hotel Restaurants & Leisure 2.2%
Brinker International, Inc.*	665,300	21,688,780
Hilton Hotels Corp.	1,350,900	16,507,998
		38,196,778
Media 2.1%
AOL Time Warner, Inc.*	1,232,000	14,168,000
Walt Disney Co.	1,264,200	22,414,266
		36,582,266
Multiline Retail 0.8%
Target Corp.	388,900	12,969,815
Specialty Retail 3.2%
Sherwin-Williams Co.	1,944,200	55,856,866
Textiles, Apparel & Luxury Goods 4.5%
Jones Apparel Group, Inc.*	730,800	24,869,124
Reebok International Ltd.*	900,900	24,243,219
The Limited, Inc.	1,587,180	28,521,625
		77,633,968
Consumer Staples 7.3%
Food & Drug Retailing 1.0%
Kroger Co.*	877,700	17,097,596
Food Products 3.2%
ConAgra Foods, Inc.	900,200	22,604,022
Unilever NV (New York shares)	572,985	32,287,705
		54,891,727
Household Products 3.1%
Kimberly-Clark Corp.	317,000	19,352,850
Procter & Gamble Co.	375,800	33,442,442
		52,795,292
Energy 9.3%
Oil & Gas
ChevronTexaco Corp.	516,500	38,737,500
Conoco, Inc.	448,700	10,822,644
Exxon Mobil Corp.	2,438,730	89,647,715
Royal Dutch Petroleum Co. (New York shares)	453,500	20,724,950
		159,932,809
Financials 30.8%
Banks 16.6%
Bank of America Corp.	1,068,580	71,060,570
FleetBoston Financial Corp.	1,178,054	27,330,853
J.P. Morgan Chase & Co.	1,781,860	44,475,226
Mellon Financial Corp.	1,341,400	35,654,412
Wachovia Corp.	1,250,400	44,764,320
Wells Fargo & Co.	1,250,300	63,590,258
		286,875,639
Diversified Financials 9.1%
American Express Co.	601,500	21,208,890
Citigroup, Inc.	1,870,330	62,730,868
Fannie Mae	249,800	18,707,522
Lehman Brothers Holdings, Inc.	635,000	36,010,850
Merrill Lynch & Co., Inc.	497,100	17,721,615
		156,379,745
Insurance 4.5%
Hartford Financial Services Group, Inc.	774,400	39,184,640
Principal Financial Group, Inc.*	985,700	28,299,447
Travelers Property Casualty Corp.*	641,500	10,456,450
		77,940,537
Real Estate 0.6%
Post Properties, Inc. (REIT)	328,100	9,665,826
Health Care 6.2%
Health Care Equipment & Supplies 1.3%
Guidant Corp.*	661,100	23,006,280
Pharmaceuticals 4.9%
Bristol-Myers Squibb Co.	554,800	12,998,964
Eli Lilly & Co.	272,700	15,931,134
Pharmacia Corp.	942,510	42,167,897
Wyeth	325,900	13,003,410
		84,101,405
Industrials 4.1%
Aerospace & Defense 2.6%
General Dynamics Corp.	130,300	10,543,876
United Technologies Corp.	481,000	33,429,500
		43,973,376
Road & Rail 1.5%
Burlington Northern Santa Fe Corp.	885,300	26,045,526
Information Technology 5.5%
Communications Equipment 2.0%
Harris Corp.	1,083,600	34,794,396
Computers & Peripherals 1.9%
International Business Machines Corp.	460,300	32,405,120
Electronic Equipment & Instruments 0.9%
Avnet, Inc.	897,500	14,988,250
Semiconductor Equipment & Products 0.7%
LSI Logic Corp.*	1,560,100	12,168,780
Materials 9.9%
Chemicals 6.4%
Dow Chemical Co.	975,600	28,165,572
E.I. du Pont de Nemours & Co.	652,700	27,354,657
Engelhard Corp.	689,600	17,240,000
PPG Industries, Inc.	652,400	37,447,760
		110,207,989
Containers & Packaging 1.7%
Temple-Inland, Inc.	552,540	29,671,398
Paper & Forest Products 1.8%
International Paper Co.	794,200	31,625,044
Telecommunication Services 7.3%
Diversified Telecommunication Services
AT&T Corp.	1,707,700	17,384,386
BellSouth Corp.	1,539,800	41,343,630
SBC Communications, Inc.	1,113,600	30,802,176
Verizon Communications, Inc.	1,112,300	36,705,900
		126,236,092
Utilities 5.0%
Electric Utilities 4.2%
Allegheny Energy, Inc.	594,000	12,503,699
DTE Energy Co.	611,400	25,042,944
Exelon Corp.	455,637	22,348,995
TXU Corp.	263,500	11,364,755
		71,260,393
Multi-Utilities & Unregulated Power 0.8%
Duke Energy Corp.	562,600	14,340,674
Total Common Stocks (Cost $1,604,754,230)		1,691,643,587

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $30,492,638)	30,492,638	30,492,638
Total Investment Portfolio - 100.0% (Cost $1,635,246,868) (a)		1,722,136,225

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,637,092,272. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $85,043,953. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $256,531,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $171,487,790.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $1,635,246,868)	$ 1,722,136,225
Receivable for investments sold	16,246,026
Dividends receivable	1,993,268
Receivable for Fund shares sold	1,123,208
Total assets	1,741,498,727
Liabilities
Payable for investments purchased	3,395,625
Payable for Fund shares redeemed	1,821,603
Accrued management fee	843,447
Other accrued expenses and payables	498,623
Total liabilities	6,559,298
Net assets, at value	$ 1,734,939,429
Net Assets
Net assets consist of: Undistributed net investment income	24,170,353
Net unrealized appreciation (depreciation) on investments	86,889,357
Accumulated net realized gain (loss)	(179,249,555)
Paid-in capital	1,803,129,274
Net assets, at value	$ 1,734,939,429

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($17,138,690 / 889,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.26
Class S Net Asset Value, offering and redemption price per share ($1,581,268,095 / 82,120,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.26
Class A Net Asset Value and redemption price per share ($79,238,337 / 4,114,698 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.26
Maximum offering price per share (100 / 94.25 of 19.26)	$ 20.44
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,483,134 / 1,382,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.16
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,682,705 / 505,254 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.16
Class I Net Asset Value, offering and redemption price per share ($21,128,468 / 1,097,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $252,353)	$ 42,713,468
Interest	2,077,717
Total Income	44,791,185
Expenses: Management fee	12,886,371
Administrative fee	6,431,077
Distribution service fees	626,725
Trustees' fees and expenses	55,215
Total expenses, before expense reductions	19,999,388
Expense reductions	(1,202)
Total expenses, after expense reductions	19,998,186
Net investment income (loss)	24,792,999
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(173,676,191)
Net unrealized appreciation (depreciation) during the period on investments	(342,854,061)
Net gain (loss) on investment transactions	(516,530,252)
Net increase (decrease) in net assets resulting from operations	$ (491,737,253)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ 24,792,999	$ 26,800,619
Net realized gain (loss) on investment transactions	(173,676,191)	232,962,714
Net unrealized appreciation (depreciation) on investment transactions during the period	(342,854,061)	(91,472,334)
Net increase (decrease) in net assets resulting from operations	(491,737,253)	168,290,999
Distributions to shareholders from: Net investment income: Class AARP	(126,470)	(13,626)
Class S	(12,988,674)	(24,636,528)
Class A	(416,272)	-
Class I	(236,980)	-
Net realized gains: Class AARP	(1,350,936)	(134,805)
Class S	(138,963,534)	(215,837,358)
Class A	(6,972,903)	-
Class B	(2,378,527)	-
Class C	(781,729)	-
Class I	(1,936,842)	-
Fund share transactions: Proceeds from shares sold	292,801,117	590,075,522
Net assets acquired in tax-free reorganization	-	484,747,812
Reinvestment of distributions	157,935,495	221,657,055
Cost of shares redeemed	(816,125,604)	(543,902,168)
Net increase (decrease) in net assets from Fund share transactions	(365,388,992)	752,578,221
Increase (decrease) in net assets	(1,023,279,112)	680,246,903
Net assets at beginning of period	2,758,218,541	2,077,971,638
Net assets at end of period (including undistributed net investment income of $24,170,353 and $15,448,774, respectively)	$ 1,734,939,429	$ 2,758,218,541

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.17	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.21	.00[d]
Net realized and unrealized gain (loss) on investment transactions	(5.33)	(.41)
Total from investment operations	(5.12)	(.41)
Less distributions from: Net investment income	(.10)	-
Net realized gains on investment transactions	(1.69)	-
Total distributions	(1.79)	-
Net asset value, end of period	$ 19.26	$ 26.17
Total Return (%)[e]	(20.49)	(1.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	101
Ratio of expenses (%)	1.11	1.16*
Ratio of net investment income (loss) (%)	.94	.17*
Portfolio turnover rate (%)	52	80
a For the year ended July 31.
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.15	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(5.32)	(.41)
Total from investment operations	(5.30)	(.43)
Less distributions from: Net realized gains on investment transactions	(1.69)	-
Net asset value, end of period	$ 19.16	$ 26.15
Total Return (%)[d]	(21.18)	(1.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	38
Ratio of expenses (%)	1.95	1.96*
Ratio of net investment income (loss) (%)	.10	(.63)*
Portfolio turnover rate (%)	52	80
[a] For the year ended July 31.
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.16	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	(5.34)	(.40)
Total from investment operations	(5.31)	(.42)
Less distributions from: Net realized gains on investment transactions	(1.69)	-
Net asset value, end of period	$ 19.16	$ 26.16
Total Return (%)[d]	(21.14)	(1.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12
Ratio of expenses (%)	1.94	1.94*
Ratio of net investment income (loss) (%)	.11	(.60)*
Portfolio turnover rate (%)	52	80
[a] For the year ended July 31.
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class I
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.19	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.31	.02
Net realized and unrealized gain (loss) on investment transactions	(5.34)	(.41)
Total from investment operations	(5.03)	(.39)
Less distributions from: Net investment income	(.21)	-
Net realized gains on investment transactions	(1.69)	-
Total distributions	(1.90)	-
Net asset value, end of period	$ 19.26	$ 26.19
Total Return (%)	(20.16)	(1.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	32
Ratio of expenses (%)	.69	.69*
Ratio of net investment income (loss) (%)	1.36	.64*
Portfolio turnover rate (%)	52	80
[a] For the year ended July 31.
[b] For the period from June 25, 2001 (commencement of sales of Class I shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $79,102,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $98,304,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 24,170,353
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 79,102,000
Unrealized appreciation (depreciation) on investments	$ 85,043,953

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 26,180,353
Distributions from long-term capital gains	$ 139,972,514

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,104,667,955 and $1,461,838,757, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% on the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.350% and 0.10% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 57,591	$ 4,354
Class S	6,003,284	399,041
Class A	303,979	23,762
Class B	123,648	9,329
Class C	39,514	3,127
Class I	26,807	1,888
	$ 6,554,823	$ 441,501

In addition, the Administrative Fee on the Statement of Operations was reduced by $123,746 due to ordinary changes in estimate of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 247,295	$ 18,658
Class C	84,672	6,700
	$ 331,967	$ 25,358

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002	Effective Rate
Class A	$ 187,079	$ 16,053	0.20%
Class B	79,455	5,261	0.24%
Class C	28,224	2,715	0.25%
	$ 294,758	$ 24,029

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2002 aggregated $15,539.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2002, the CDSC for Class B and C shares aggregated $80,490 and $2,550, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2002, SDI received $6,515.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $2,077,717 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,202 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	629,962	$ 14,499,841	733,317*	$ 19,708,305*
Class S	9,352,603	214,462,620	19,030,019	522,620,325
Class A	2,136,936	48,921,477	442,735**	11,805,811**
Class B	329,325	7,557,086	62,556**	1,642,869**
Class C	221,652	5,026,519	29,048**	762,326**
Class I	104,307	2,333,574	1,261,548**	33,535,886**
		$ 292,801,117		$ 590,075,522
Shares issued in tax-free reorganization
Class S	-	$ -	12,866,350	$ 341,987,711
Class A	-	-	3,519,555	93,550,581
Class B	-	-	1,406,431	37,383,004
Class C	-	-	444,939	11,826,516
		$ -		$ 484,747,812
Shares issued to shareholders in reinvestment of distributions
Class AARP	63,912	$ 1,416,932	5,240*	$ 145,307*
Class S	6,501,763	144,144,229	7,990,888	221,511,748
Class A	325,739	7,231,403	-	-
Class B	99,751	2,214,484	-	-
Class C	33,992	754,625	-	-
Class I	98,185	2,173,822	-	-
		$ 157,935,495		$ 221,657,055
Shares redeemed
Class AARP	(428,459)	$ (9,447,126)	(114,031)*	$ (3,001,927)*
Class S	(31,461,834)	(733,365,824)	(19,652,571)	(536,843,926)
Class A	(2,217,489)	(49,852,853)	(92,778)**	(2,432,752)**
Class B	(487,272)	(10,888,323)	(28,571)**	(745,589)**
Class C	(214,324)	(4,833,543)	(10,053)**	(261,847)**
Class I	(343,087)	(7,737,935)	(23,909)**	(616,127)**
		$ (816,125,604)		$ (543,902,168)
Net increase (decrease)
Class AARP	265,415	$ 6,469,647	624,526*	$ 16,851,685*
Class S	(15,607,468)	(374,758,975)	20,234,686	549,275,858
Class A	245,186	6,300,027	3,869,512**	102,923,640**
Class B	(58,196)	(1,116,753)	1,440,416**	38,280,284**
Class C	41,320	947,601	463,934**	12,326,995**
Class I	(140,595)	(3,230,539)	1,237,639**	32,919,759**
		$ (365,388,992)		$ 752,578,221

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** For the period from June 25, 2001 (commencement of sales of Class A, Class B, Class C and Class I shares) to July 31, 2001.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all of the net assets of Value Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 3,974,584 Class A shares, 1,602,011 Class B shares, 508,339 Class C shares and 14,593,026 Class S shares of Value Fund, respectively, for 3,519,555 Class A shares, 1,406,431 Class B shares, 444,939 Class C shares and 12,866,350 Class S shares of the Fund, respectively, outstanding on June 22, 2001. Value Fund's net assets at that date ($484,747,812), including $45,564,833 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,326,798,885. The combined net assets of the Fund immediately following the acquisition were $2,811,546,697.

Report of Independent Accountants

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 9, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.556 per share from net long-term capital gains during its year ended July 31, 2002, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Large Company Value Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
46,332,952	1,869,108	1,512,023

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990- present	President, WGBH Educational Foundation	48	American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988)	48	CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	1995- present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	The Harris Insight Funds (registered investment companies)
Keith R. Fox (48)
Trustee	1996- present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	2002- present	Retired; Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment company) (1994-present); formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998)	48	Household International (banking and finance); ISI Family of Funds (registered investment companies); Kimberly-Clark Corporation (personal consumer products)
Jean Gleason Stromberg (58)
Trustee	1999- present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994- present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	2002- present	Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment companies) (1995-present); Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board

Interested Trustee
Name, Age and Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds Portfolios in Fund Complex Overseen	Other Directorships Held
Richard T. Hale** (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
** Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
President	2000- present	Managing Director of Deutsche Asset Management
Richard T. Hale ## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); Assistant General Counsel, United States Securities and Exchange Commission

Eric T. Lobben (44)
Vice President	2002-present	Managing Director of Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Lois Roman (37)
Vice President	1999-present	Managing Director of Deutsche Asset Management
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000-present	Senior Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Performance Summary July 31, 2002

Average Annual Total Returns*
	1-Year	Life of Class**
Scudder Large Company Value Fund - Class I Shares	-20.16%	-19.50%
Russell 1000 Value Index+	-17.24%	-16.19%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Large Company Value Fund - Class I Shares -- Russell 1000 Value Index+

Dividend Review
During the fiscal year, Scudder Large Company Value Fund - Class I shares paid the following dividends:
Long-Term Capital Gain	$ 1.56
Short-Term Capital Gain	$ .13
Income Dividend	$ .21

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on June 25, 2001. Index comparisons begin June 30, 2001.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Large Company Value Fund prospectus and the 2002 Annual Report for Scudder Large Company Value Fund.

(SLCV-2I)